Supplement dated August 18, 2025

to the Prospectus, Initial Summary Prospectus, and Updating Summary Prospectus dated April 28, 2025, as supplemented, for:

Strategic Group Variable Universal Life®

Issued by Massachusetts Mutual Life Insurance Company

THIS SUPPLEMENT MUST BE READ IN CONJUNCTION WITH YOUR PROSPECTUS.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

Effective August 1, 2025, this supplement amends certain information in the above-referenced prospectuses (“Prospectuses”). The information in Appendix A of the Prospectuses for the MFS® Research Series is deleted and replaced with the following:

Fund Type	Fund and Adviser/Sub-Adviser	Current Expenses (expenses/ average assets)	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Large Cap Blend	MFS® Research Series (Initial Class) Adviser: Massachusetts Financial Services Company Sub-Adviser: N/A	0.74%(*)	18.87%	11.88%	11.66%

(*)	This fund is subject to an expense reimbursement or fee waiver arrangement. As a result, this fund’s annual expenses reflect temporary expense reductions. See the fund prospectus for additional information.

If you have questions about this supplement, or other product questions, you may contact your registered representative, visit us online at www.MassMutual.com/contact-us, or call our Service Center at (800) 548-0073, 8 a.m.–5 p.m. Eastern Time.

For more information about the fund, read the fund prospectus. Prospectuses are available on our website at www.MassMutual.com.

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